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                                                                    Exhibit 4.01

NUMBER                                                                    SHARES
                                  [DIAMOND LOGO]
DMN


                                         SEE REVERSE SIDE FOR A STATEMENT AS TO
                                         THE RIGHTS, PREFERENCES, PRIVILEGES
INCORPORATED UNDER THE LAWS              AND RESTRICTIONS OF EACH CLASS OF
OF THE STATE OF DELAWARE                 SHARES AND CERTAIN DEFINITIONS


THIS CERTIFIES THAT                                           CUSIP 252603 10 5


is the record owner of

fully paid and non-assessable shares, $0.001 par value, of the COMMON
STOCK of

                            DIAMOND FOODS, INC.

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent and registered by the registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                SECRETARY                             PRESIDENT


COUNTERSIGNED AND REGISTERED:
        EQUISERVE TRUST COMPANY, N.A.
                TRANSFER AGENT AND REGISTRAR

BY

                       AUTHORIZED SIGNATURE


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                            DIAMOND FOODS, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OF PREFERRED STOCK IN SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-D - as tenants in common
TEN ENT-D - as tenants by the entireties
JT WROS-D - as joint tenants with right
            of survivorship and not as
            tenants in common

UNIF GIFT MIN ACT                             Custodian

                                      (Cust)                (Minor)

                                           under Uniform Gifts to Minors
                                       Act

                                                      (State)

UNIF TRF MIN ACT                              Custodian (until age ___)


                                     (Cust)

                                         under Uniform Transfers to Minors

                                     (Minor)
                                       Act                         (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                            hereby sell, assign and
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address including postal zip code of assignee)

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said Shares on the Books of the within-named Corporation with full power of substitution in the premises.

Dated:

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(S) Guaranteed


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By:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE17Ad-15.